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EXHIBIT 99.1
                                 ALLIS-CHALMERS
                                 --------------


PRESS RELEASE
                                                    Contact: Victor M. Perez
                                                                  (713) 369-0550
FOR IMMEDIATE RELEASE


ALLIS-CHALMERS CORPORATION REPORTS
THIRD QUARTER 2004 EARNINGS

HOUSTON, TEXAS, November 12, 2004 - Allis-Chalmers Corporation (Amex:ALY) today announced its results for the third quarter ended September 30, 2004. Revenues increased to $11.9 million for the third quarter of 2004, an increase of 47.0 % from revenues of $8.1 million for the third quarter of 2003. Net income for the third quarter of 2004 attributed to common shares was $576,000 or $0.04 per share (diluted), compared to net income attributed to common shares of $1.0 million or $0.16 per share (diluted), which included a one-time $1.0 million gain from the settlement of a law suit, for the third quarter of 2003.

The Company reported revenues of $33.0 million for the first nine months of 2004, an increase of 47.1% compared to revenues of $22.4 million for the first nine months of 2003. Net income for the first nine months of 2004 attributed to common shares was $1.5 million, or $0.15 per share (diluted), compared to net income attributed to common shares of $281,000 or $0.04 per share (diluted), which included a one-time $1.0 million gain from the settlement of a lawsuit, for the first nine months of 2003.

The Company announced that revenues and operating results improved for the third quarter and first nine months of 2004, compared to the 2003 periods, primarily due to the general increase in oil and gas drilling activity. Revenues and operating results increased most significantly at its directional drilling services segment due to increased activity as well as the addition of operations and sales personnel which resulted in increased capacity and market presence. The nine-month period ended September 30, 2004 was also impacted by the inclusion of the operations of AirComp LLC, the Company's 55%-owned compressed air drilling joint venture for the entire nine month period. AirComp was formed in July 2003.

Munawar H. Hidayatallah, the Company's Chairman and Chief Executive Officer stated, "We are very pleased with the continued growth of our company. During the quarter we also took major steps to improve our capital structure and increase our ability to grow. As previously announced, during the quarter we completed two private placements of our common stock aggregating $16.3 million, and in September our shares began trading on the American Stock Exchange. In addition, we acquired Safco in September and acquired Diamond Air Drilling in November 2004, which we anticipate will make significant contributions to our future growth.

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ALLIS-CHALMERS CORPORATION PROVIDES A VARIETY OF PRODUCTS AND SERVICES TO THE
OIL AND NATURAL GAS DRILLING INDUSTRY. THROUGH ITS SUBSIDIARIES, THE COMPANY SUPPLIES SPECIALIZED EQUIPMENT AND OPERATIONS TO INSTALL CASING AND PRODUCTION TUBING REQUIRED TO DRILL AND COMPLETE OIL AND GAS WELLS, HIGH-END DIRECTIONAL AND HORIZONTAL DRILLING SERVICES FOR SPECIFIC TARGETED RESERVOIRS THAT CANNOT BE REACHED VERTICALLY, AND THROUGH ITS JOINT VENTURE, AIRCOMP LLC, AIR DRILLING PRODUCTS AND SERVICES TO NATURAL GAS EXPLORATION AND DEVELOPMENT COMPANIES.

FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS (WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934) REGARDING ALLIS-CHALMERS CORPORATION'S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS. WORDS SUCH AS EXPECTS, ANTICIPATES, INTENDS, PLANS, BELIEVES, SEEKS, ESTIMATES AND SIMILAR EXPRESSIONS OR VARIATIONS OF SUCH WORDS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS, BUT ARE NOT THE EXCLUSIVE MEANS OF IDENTIFYING FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE.

ALTHOUGH FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE REFLECT THE GOOD FAITH JUDGMENT OF MANAGEMENT, SUCH STATEMENTS CAN ONLY BE BASED ON FACTS AND FACTORS CURRENTLY KNOWN TO MANAGEMENT. CONSEQUENTLY, FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, AND ACTUAL RESULTS AND OUTCOMES MAY DIFFER MATERIALLY FROM THE RESULTS AND OUTCOMES DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES IN RESULTS AND OUTCOMES INCLUDE, BUT ARE NOT LIMITED TO, DEMAND FOR OIL AND NATURAL GAS DRILLING SERVICES IN THE AREAS AND MARKETS IN WHICH THE COMPANY OPERATES, COMPETITION, OBSOLESCENCE OF PRODUCTS AND SERVICES, THE COMPANY'S ABILITY TO OBTAIN FINANCING TO SUPPORT ITS OPERATIONS, ENVIRONMENTAL AND OTHER CASUALTY RISKS, AND THE IMPACT OF GOVERNMENT REGULATION. FURTHER INFORMATION ABOUT THE RISKS AND UNCERTAINTIES THAT MAY IMPACT THE COMPANY ARE SET FORTH IN THE COMPANY'S MOST RECENT FILINGS ON FORM 10K (INCLUDING WITHOUT LIMITATION IN THE "RISK FACTORS" SECTION) AND FORM 10-Q, AND IN THE COMPANY'S OTHER SEC FILINGS AND PUBLICLY AVAILABLE DOCUMENTS. READERS ARE URGED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT ANY EVENT OR CIRCUMSTANCE THAT MAY ARISE AFTER THE DATE OF THIS PRESS RELEASE.

                                    * * * * *

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
                                     ALLIS-CHALMERS CORPORATION
                                    CONSOLIDATED BALANCE SHEETS


                                                                  (UNAUDITED)
                       (IN THOUSANDS)                             SEPTEMBER 30        DECEMBER 31
                                                                     2004                2003
                                                                ---------------     ---------------
ASSETS

Cash and Cash Equivalents                                       $       12,992      $        1,299
Trade Receivables, net of allowance for doubtful
     accounts of $168 and $168 respectively                             10,419               8,823
Lease Receivable, current                                                  180                 180
Prepaids and Other Current Assets                                        1,496                 887
                                                                ---------------     ---------------
     Total Current Assets                                               25,087              11,189

Property and Equipment, net of accumulated
     depreciation of $3,972 and $2,487 at
     September 30, 2004 and December 31, 2003, respectively             28,818              26,339
Goodwill                                                                10,331               7,661
Other Intangible Assets, net of accumulated
     amortization of $1,773 and $1,254 at
     September 30, 2004 and December 31, 2003, respectively              3,089               2,290
Debt Issuance Costs, net of accumulated
     amortization of $711 and $462 at
     September 30, 2004 and December 31, 2003, respectively                635                 567
Lease Receivable, less current portion                                     590                 787
Other Assets                                                                79                  40
                                                                ---------------     ---------------

     Total Assets                                                       68,629              48,873
                                                                ===============     ===============

LIABILITIES AND STOCKHOLDERS EQUITY

Current Maturities of Long Term Debt                                     4,858               5,150
Trade Accounts Payable                                                   2,566               3,133
Accrued Salaries, Benefits and Payroll Taxes                               481                 591
Accrued Interest                                                           283                 152
Accrued Expenses                                                         1,331               1,761
Accounts Payable, related parties                                          406                 787
                                                                ---------------     ---------------
     Total Current Liabilities                                           9,925              11,574

Accrued Post Retirement Benefit Obligations                                510                 545
Long Term Debt, net of current maturities                               25,241              27,083
Other Long Term Liabilities                                                129                 270
Redeemable Warrants                                                      1,500               1,500
Redeemable Convertible Preferred Stock, $0.01 par value
     (4,200,000 shares authorized; 3,500,000 issued and
     outstanding at December 31, 2003 and none issued or
     outstanding at September 30, 2004) ($1 redemption
     value) including accrued dividends                                     --               4,171
                                                                ---------------     ---------------

     Total Liabilities                                                  37,305              45,143
Commitments and Contingencies
Minority Interests                                                         886               2,523

COMMON STOCKHOLDERS EQUITY
     Common Stock, $.01 par value (20,000,000 shares
         authorized; 3,926,668 issued and outstanding at
         December 31,2003 and 13,042,081 issued and
         outstanding at September 30, 2004)                                132               2,945
     Capital in excess of par value                                     37,423               6,887
     Accumulated (deficit)                                              (7,117)             (8,625)
                                                                ---------------     ---------------

     Total Stockholders Equity                                          30,438               1,207

     Total Liabilities and Stockholders Equity                  $       68,629      $       48,873
                                                                ===============     ===============
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
                                                  ALLIS-CHALMERS CORPORATION
                                             CONSOLIDATED STATEMENTS OF OPERATIONS
                                               (IN THOUSANDS, EXCEPT PER SHARE)
                                                          (UNAUDITED)


                                                                   Three Months Ended                  Nine Months Ended
                                                                      September 30,                       September 30,
                                                                 2004              2003              2004              2003
                                                           -------------------------------     -------------------------------
Revenues                                                   $     11,888      $      8,089      $     32,989      $     22,428
Cost of Sales                                                     8,145             6,011            23,893            16,212
                                                           -------------------------------     -------------------------------
          Gross Profit                                            3,743             2,078             9,096             6,216

General & Administrative Expense                                  2,425             1,351             5,381             3,759

                                                           -------------------------------     -------------------------------
          Income/(Loss) From Operations                           1,318               727             3,715             2,457

Other Income (Expense)
     Interest Expense                                              (566)             (521)           (1,634)           (1,797)
     Minority Interest                                              (56)              (26)             (315)             (337)
     Settlement of Lawsuit                                           --             1,034                --             1,034
     Other                                                           19                10               224              (164)
                                                           -------------------------------     -------------------------------
Net Income/(Loss) Before Income Taxes                               715             1,224             1,990             1,193

     Provision for Income Taxes                                     139                93               359               343

Net Income/(Loss)                                                   576             1,131             1,631               850

     Preferred Stock Dividend                                        --               (88)             (124)             (569)

Net Income/(Loss) Attributed to Common Shares              $        576      $      1,043      $      1,507      $        281
                                                           ===============================     ===============================

Net Income/(Loss) Attributed to Common Shares, Basic       $       0.05      $       0.27      $       0.21      $       0.07
                                                           ===============================     ===============================

Net Income/(Loss) Attributed to Common Shares, Diluted     $       0.04      $       0.16      $       0.15      $       0.04
                                                           ===============================     ===============================

Weighted average number of common shares outstanding
     Basic                                                       11,599             3,927             7,285             3,927
     Diluted                                                     14,407             6,340             9,980             6,340

Supplemental Information:
Depreciation and Amortization                              $        710      $        660      $      2,098      $      2,225
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